REINSURANCE (Tables)	12 Months Ended
Dec. 31, 2022
Reinsurance Disclosures [Abstract]
Schedule Of Effect Of Reinsurance
The following table summarizes the effect of reinsurance. The impact of the reinsurance transaction described above results in an increase in reinsurance ceded.

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Direct premiums	$764	$762	$764
Reinsurance assumed	180	181	195
Reinsurance ceded	(219)	(193)	(153)
Premiums	$725	$750	$806

Direct charges and fee income	$2,876	$3,125	$2,684
Reinsurance ceded	(651)	(563)	780
Policy charges and fee income	$2,225	$2,562	$3,464

Direct policyholders’ benefits	$2,800	$2,817	$5,233
Reinsurance assumed	180	217	218
Reinsurance ceded	(653)	(627)	(500)
Policyholders’ benefits	$2,327	$2,407	$4,951

Schedule of Ceded Credit Risk
The following table summarizes the purchased market risk benefits, third-party recoverables, amount due to and from reinsurance and assumed reserves.

	December 31,
	2022	2021
	(in millions)
Ceded Reinsurance:
Estimated net fair values of purchased market risk benefits (1)	$10,490	$14,293
Third-party reinsurance recoverables related to insurance contracts	7,131	3,255
Top reinsurers:
Venerable Insurance and Annuity Company (A- KBRA (IFRS) rating)	543	217
First Allmerica-GAF	4,005	—
Ceded group health reserves	14	4
Amount due to reinsurers	282	135
Top reinsurers:
First Allmerica-GAF	147	—
Assumed Reinsurance:
Reinsurance assumed reserves	$701	$917
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(1)The estimated fair values of purchased MRB risks increased $(3.8) billion and $11 billion for the years ended December 31, 2022 and 2021, respectively. For the year ended December 31, 2020, pre-LDTI, the estimated fair value of ceded GMIB reinsurance contracts, considered derivatives increased $393 million.